ACQUISITION	12 Months Ended
Dec. 31, 2011
ACQUISITION

4. ACQUISITION

On June 1, 2011, the Company completed its acquisition of Auramicro Corporation (“Auramicro”) which became a 100% owned subsidiary of the Company since then. Auramicro designs analog and mixed signal products including power management ICs, LED drivers, and touch screen controllers for LCD panels for targeted markets in data communication, set-top box, LCD monitor, LCD TV, mobile, and LED lighting applications. It has offices in Taipei, Taiwan and in Shenzhen, China. The office in Shenzhen, China was closed in the fourth quarter of 2011. In addition, the Company began to dissolve Auramicro Corporation in April 2012 as all its business and personnel were transferred to the Company’s other subsidiaries. The acquisition was expected to expand the Company's rapidly growing DC/DC product portfolio with solutions that can leverage the Company's new fab manufacturing process currently under development. The Company acquired Auramicro for a total of approximately $5.6 million in cash. Of the $5.6 million, approximately $4.9 million was paid on June 1, 2011, including $2 million to the selling shareholders, $2 million to discharge a bridge loan owed by Auramicro and $0.9 million into an escrow account. The $0.9 million into the escrow account comprised of $0.35 million in contingent performance-based earn-out payment to the selling shareholders, which is payable on the first anniversary of the acquisition and $0.55 million in indemnification hold-back, subject to release on the first anniversary of the acquisition. The remaining balance of $0.7 million was earmarked for employee retention purposes, payable at the first and second anniversaries of the acquisition. As the employee retention component of the consideration was intended to benefit the Company but not the selling shareholders, the Company excluded it from the determination of the purchase price based on ASC Topic 805 “Business Combinations”. The Company accordingly recognized an expense of approximately $0.2 million in connection with employee retention for the year ended December 31, 2011, and recorded it as general & administrative expense in the consolidated statement of operations.

The purchase price as so determined and further valuated comprised the following:

Cash paid for assumption of bridge loan and Share sale proceeds minus hold-backs	$4,005,051
Cash paid for indemnification and earn out hold-back	903,657

Total actual payment	4,908,708
Fair value adjustment for contingent consideration ( recorded as other receivable)	(60,632)

Total consideration	$4,848,076

The consideration for the purchase price was allocated as follows:
Fair value of net tangible assets
Cash	$326,640
Restricted cash	266,787
Accounts receivable	443,238
Excess value-added tax receivable	154,005
Prepaid expense and other current assets	43,201
Inventory	716,458
Property, plant, and equipment	116,474
Accounts payable	(575,190)
Accrued Expense	(44,052)
Other current liability	(285,951)

Fair value of net tangible assets	1,161,610
Intangible assets:
Completed technology	2,441,992
Order backlog	138,746
In Process Research & Development (“IPR&D”) acquired	806,826
Goodwill	298,902

Total	$4,848,076

The Auramicro acquisition was accounted for using the purchase method of accounting with the assets acquired and liability assumed recorded at their estimated fair values on the acquisition date. The goodwill arising on the acquisition is attributable to future income from new customer contracts, synergy of combined operations, the acquired workforce and future technology that has yet to be designed or even conceived. It is not anticipated that the goodwill will be deductible for income tax purposes. The gross value of tangible assets acquired includes receivables with fair value of $0.4 million which equaled to its gross contractual value. The best estimate at the acquisition date of the contractual cash flows not to be collected was nil. The results of Auramicro’s post-acquisition operation were included in the Company’s consolidated statement of operations. For the period from the date of acquisition (June 1, 2011) to the balance sheet date (December 31, 2011), Auramicro contributed $2.5 million to the total consolidated revenue with gross margin at 38%. Because the R&D activities and administration works were reorganized and shared with other subsidiaries of the Company, the amount involved is fairly small. In connection with the acquisition, the Company spent approximately $75,000 for legal, accounting and valuation services, which was recorded as general and administrative expenses in the statement of operations for the year ended December 31, 2011. The net operating loss incurred by Auramicro for the post-acquisition period amounted to $1.0 million, including the impairment loss on acquired intangibles of $0.8 million (see Note 10).

The purchase price allocation and related net asset valuation were determined based on a number of factors, including valuations that considered and utilized generally accepted valuation methodologies such as the income, market and cost approach. The valuations were based on the Company’s assumptions regarding projected cash flows and replacement costs.

The fair values of the completed technology, order backlog and IPR&D were established using a form of income approach known as excess earnings method. In applying this method, future debt-free net income attributable to the intangible assets acquired and a fair rate of return on contributory assets necessary to realize the projected earnings attributable to the intangible assets acquired, were first estimated. Then the estimated fair rate of return on contributory assets necessary to realize the projected earnings attributable to the intangible assets acquired was subtracted from the estimated future debt-free net income attributable to the intangible assets acquired. After that, the resulting excess earnings was discounted to present value based on an analysis of the market data of comparable listed companies and the risk profile of the subject intangible asset and the business taken as a whole.

The estimated debt-free excess earnings discounted to present value plus the tax benefit of amortization provide what is identified as level 3 fair value of the completed technology, order backlog and IPR&D according to ASC Topic 820 “Fair Value Measurements and Disclosures”. The above-mentioned income approach applies unobservable assumptions of updated long-term projected revenues, expenses, capital spending, and other costs, perpetual growth rate as well as a discount rate calculated based on the risk profile of the industry to which the Company belongs and cost of equity and debt perceived in the open market. Estimates of projected revenues, expenses, capital spending, and other costs were performed by management on the basis of historical financial information, obsoleteness of related technology and prospects of the market. Changes in management’s estimates and the unobservable inputs in the Company’s valuation models would change the outcome of the valuation. The estimated projected revenues have the most significantly impact on the fair value determination.

The table below provides quantitative information in respect of level 3 fair value measurements for the completed technology, order backlog, IPR&D, and indemnification hold-back and contingent consideration hold-back in the Auramicro acquisition as of the acquisition date.

Item	Fair value	Valuation technique	Unobservable input	Value or Range
Completed technology	$2,441,992	Income approach	Discount rate	21%
			Projected 5-year debt free net cash flow	$0.2 million to $0.9 million
Order Backlog	$138,746	Income approach	Discount rate	21%
			Projected 5-month debt free net cash flow	$0.01 million to $0.05 million
IPR&D	$806,826	Income approach	Discount rate	22%
			Projected 5-year debt free net cash flow	$(0.2) million to $0.7 million
Contingent consideration	$843,025	Present value method	Discount rate	8%
			Probability of achieving target revenue	90%

The following unaudited pro forma information is for illustrative purposes only and presents the results of operations under U.S. GAAP for the years ended December 31, 2009, 2010 and 2011 as though the acquisition of Auramicro had occurred January 1, 2009. The unaudited pro forma financial information is not necessarily indicative of the consolidated results of operations in future periods or the results that actually would have been realized had the Company and Auramicro been a combined company during the specified periods. The unaudited pro forma financial information under U.S. GAAP does not reflect any operating efficiencies or cost savings the Company may achieve as a result of the acquisitions.

	Years Ended December 31
	2009	2010	2011
Net revenue	$101,305,683	$134,657,033	$141,320,759

Earnings	$5,651,835	$19,132,286	$13,053,948